EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1 (f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Entities (as such term is defined in the Schedule 13G) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, $.01 par value per share, of York Research Corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 14th day of December, 2000.




                                   Aggressive Conservative Investment Fund, LP

                                   BY:/S/ MARTIN J. WHITMAN
                                   ------------------------
                                   Martin J. Whitman
                                   Senior Portfolio Manager

                                   BY:/S/ Peter M. Faulkner
                                   ------------------------
                                   Peter M. Faulkner
                                   Portfolio Manager


                                   BY:/S/ Michael Winer
                                   ------------------------
                                   Michael Winer
                                   Portfolio Manager




                                   Peter Faulkner UGMA Clifford Dantes
                                   BY:/S/ Peter M. Faulkner
                                   ------------------------
                                   Peter M. Faulkner


                                   BY:/S/  Ashley Thacher
                                   ----------------------
                                   Ashley Thacher


                                   BY:/S/ Michael Winer
                                   ------------------------
                                   Michael Winer


                                   BY:/S/ Peter M. Faulkner
                                   ------------------------
                                   Peter M. Faulkner